Exhibit 99.3


                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002



Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of GolfGear International, Inc., a Nevada corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended June 30, 2002, as filed with the Securities and Exchange Commission (the "10-Q Report") that:

          (1)  the 10-Q Report fully complies with the requirements of Section
               13(a) or 15(d) of the Securities Exchange Act of 1934; and
          (2)  the information contained in the 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

The undersigned have executed this Certification effective as of August 19, 2002.


                                     /s/ PETER H. POCKLINTON
                                By:  ----------------------------
                                     PETER H. POCKLINGTON
                                     Chief Executive Officer
                                     (Duly Authorized Officer)



                                     /s/DANIEL C. WRIGHT
                                By:  ----------------------------
                                     DANIEL C. WRIGHT
                                     Chief Financial Officer
                                     (Principal Financial Officer)


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